Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” included in Amendment No. 2 to Form S-1 of SolQuest Corp.

/s/ LL Bradford & Company, LLC

Las Vegas, Nevada

April 1, 2010